EXHIBIT 10.1

ENGAGEMENT AGREEMENT

This ENGAGEMENT AGREEMENT (the “Agreement”), made effective as of May 1, 2021 (the “Effective Date”), between Lake Forest Minerals, Inc. with an address of 711 South Carson Street, Suite #4 Carson City ,Nevada, 89701 (the “Company”) and Lee Larson Elmore (“Elmore”) with an address of 15954 Jackson Creek Parkway, Monument, Co 80132 collectively (the “Parties”)

WHEREAS, Company is a professional company dedicated to the development and building a management team for acquisitions of acquiring target companies that have intellectual Property rights and assets as to be determined:

WHEREAS, Elmore and Company wish to enter into an engagement agreement for Elmore to provide services as CEO, President, Secretary, Treasurer and a member of the Board of Directors of Company:

WHEREAS, Company and Elmore intend that this Agreement will supersede and replace any and all other employment agreements, letters of intent, verbal/electronic communication, or any other arrangement for employment entered into (or previously contemplated) by and between Company and Elmore, and that any such employment agreements, letters of intent or other arrangements shall have no further force or effect.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained in this Agreement, Company and Elmore (who are sometimes individually referred to as a “party” and collectively referred to as the “parties”) agree as follows on this Agreement .

AGREEMENT

1. SPECIFIED PERIOD AND OFFICE LOCATION/HEADQUARTERS.

The Company hereby engages Elmore pursuant to the terms of this Agreement and Elmore hereby accepts this engagement with Company pursuant to the terms of this Agreement. The term of the Agreement shall be for a period of six (6) months from the Effective Date (the “Term”); The Parties may also extend this Agreement further based upon mutual written consent.

2. GENERAL DUTIES.

Elmore shall report directly as an officer of Company. shall devote such time to Company’s business during the term of this Agreement as the Company may require. Elmore agrees to cooperate with and work to the best of his ability with Company’s strategic partners and affiliates (domestic and foreign), and shall serve as CEO, President, Secretary, Treasurer and a member of the Board of Directors, until replaced, or in such other officer capacity as may be determined during the Term of this Agreement to ensure that the Company’s mission statement is effectively carried-out, executed and accomplished. Elmore

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3. COMPENSATION.

Commencing from the Effective Date and during the Term of this Agreement, Company shall pay Elmore the sum of $1,000 per month, plus expenses as detailed herein. Payment of this fee by Company to Elmore shall be made on the first of each month via wire transfer or ACH pursuant to electronic instructions between the Parties on the first of each month or in any event no longer than 15 days per monthly invoice presented to Company.

As further compensation, Elmore will be entitled to receive 15,000 shares of the Company at $4.00 per share to be issued upon such date as Elmore shall no longer be engaged by the Company. Elmore may amend this compensation by the provision of an invoice in the amount of $60,000 to the Company in which case Elmore shall waive his right to receive the 15,000 shares.

4. REIMBURSEMENT/ADVANCES OF BUSINESS EXPENSES.

Company shall provide a cash advance (or similarly reimburse) Elmore to cover all reasonable business expenses as necessary or as incurred by Elmore in connection with the business of Company on as needed bases . Company will also provide if needed (at its expense) all air fare and hotel/apartment accommodations for Elmore including, without limitations, lodging, meals, and other necessary living items when he is on business trips. All air travel arrangements of Elmore for overseas destinations will be on business class and all accommodations will be fully paid by Company.

5. INDEMNIFICATION OF LOSSES.

Company shall indemnify and hold Elmore harmless to the full extent of the law from any and all claims, losses and expenses sustained by Elmore as a result of any action taken by him to discharge his duties under this Agreement, and Company shall defend Elmore, at Company’s expense, in connection with any and all claims by stockholders or third parties which are based upon actions taken by Elmore to discharge his duties under this Agreement.

6. TERMINATION FOR CAUSE.

Company reserves the right to declare Elmore in default of this Agreement if Elmore fails to adequately perform, willfully breaches or habitually neglects the duties which he is required to perform under the terms of this Agreement, or if Elmore commits such acts of dishonesty, fraud, misrepresentation, gross negligence or willful misconduct as would prevent the effective performance of his duties or which results in material harm to the Company or its business. Company may terminate this Agreement for cause by giving written notice of termination to Elmore. Upon such termination the obligations of Elmore, and Company under this Agreement shall immediately cease. Such termination shall be without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement. If Elmore’s engagement is terminated pursuant to this paragraph, the Company shall pay to Elmore, immediately upon such termination, any accrued but unpaid amounts earned pursuant to Sections 3 and 5.

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7. TERMINATION WITHOUT CAUSE.

(a) Death. This Agreement shall terminate upon the death of Elmore. Upon such termination, the obligations of Elmore and the Company under this Agreement shall immediately cease. In the event of a termination pursuant to this Section, Elmore shall be entitled o receive any amounts accrued but unpaid pursuant to Sections 4 and 5. Successors, heirs and/or executor(s) of Elmore shall be entitled to exercise the provisions incorporated in Sections 4 (c) and (d) following the death of Elmore. All other rights Elmore has under any benefit, ownership interest, profit-sharing arrangements, and/or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs as defined by applicable corporate policies.

(b) Disability. Company reserves the right to terminate the Agreement upon 60 days written notice if, for a period of 60 days, Elmore is prevented from discharging his duties under this Agreement due to any physical or mental disability. Upon such termination the obligations of Elmore and Company under this Agreement shall immediately cease. In the event of a termination pursuant to this section, Elmore shall be entitled to receive any accrued and unpaid amounts earned pursuant to Sections 4(a), (b), (c)

(c) Election By Elmore. Elmore may elect to terminate this Agreement at any time upon not less than 60 days written notice by Elmore to the Board. In the event of a termination pursuant to this Section, Elmore shall be entitled to receive any accrued and unpaid amounts earned pursuant to sections 4(a) and (b). All other rights under any benefit, ownership interest or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs as defined by applicable corporate policies.

(d) Election By Company and Termination Fee. Company may terminate this Agreement upon not less than 60 days written notice by Company to Elmore. In the event of a termination during the term of this Agreement, Elmore shall be entitled to receive any accrued and unpaid amounts pursuant to Sections 3 and 5

(e) Termination by Elmore for Good Reason. Elmore may terminate this Agreement immediately based on the reasonable determination that one of the following events has occurred:

(i) Company intentionally and continually breaches or wrongfully fails to fulfill or perform (a) its obligations, promises or covenants under this Agreement; or (b) any warranties, obligations, promises or covenants in any agreement (other than this Agreement) entered into between the Company and Elmore, without cure, if any, as provided in such agreement;

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(ii) Company terminates this Agreement and Elmore’s engagement hereunder, and such termination does not constitute termination for cause;

(iii) Without the consent of Elmore, the Company: (a) substantially alters or materially diminishes the position, nature, status, prestige or responsibilities of Elmore from those in effect by mutual agreement of the parties from time-to-time; (b) assigns additional duties or responsibilities to Elmore which are wholly and clearly inconsistent with the position, nature, status, prestige or responsibilities of Elmore then in effect; or (c) removes or fails to reappoint or re-elect Elmore to Elmore’s offices under this Agreement (as they may be changed or augmented from time-to-time with the consent of Elmore), or as a director of the Company, except in connection with Elmore’s disability or consent;

(iv) Without the ratification of Elmore is removed from Company without his consent; or Company fails to nominate or reappoint Elmore to (unless Elmore is deceased or disabled, or such removal or failure is attributable to an event which would constitute termination for cause)

(v) Company intentionally requires Elmore to commit or participate in any felony or other serious crime; and/or

(vi) The Company engages in other conduct constituting legal cause for termination.

If Elmore terminates this Agreement for good reason, the obligations of Elmore and the Company under this Agreement shall immediately cease. In the event of a termination pursuant to this section, Elmore shall be entitled to receive any accrued and unpaid amounts earned pursuant to Sections 3, 4, 5, and 9. All other rights Elmore has under any benefit or stock option plans and programs shall be determined in accordance with the terms and conditions of such plans and programs.

9. NO CONFLICTING DUTIES.

Elmore shall devote his/her productive time, ability, and attention to the business of Company during the term of this Agreement in a manner that will serve the best interests of Company. During the term of this Agreement, Elmore will not be restricted from performing services, or entering into any contract to do so, for any other corporation. This Agreement shall not be interpreted to prohibit Elmore from making passive personal investments in other firms, projects, etc.

10. MISCELLANEOUS.

(a) Preparation of Agreement. It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of same. In light of these facts, it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

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(b) Cooperation. Each party agrees, without further consideration, to cooperate and diligently and faithfully perform any acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

(c) Interpretation.

(i) Entire Agreement/No Collateral Representations. Each party expressly acknowledges and agrees that this Agreement: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, letters of intent, promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively and severally, the “Prior Agreements”), and that any such Prior Agreements are of no force or effect except as expressly set forth herein; and

(3) may not be varied, supplemented or contradicted by evidence of Prior Agreements, or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification or supplement is sought.

(ii) Waiver. No breach of any agreement or provision herein contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power here in contained.

(iii) Remedies Cumulative. The remedies of each party under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

(iv) Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

(v) No Third Party Beneficiary. Notwithstanding anything else herein to the contrary, the parties specifically disavow any desire or intention to create any third party beneficiary obligations, and specifically declare that no person or entity, other than as set forth in this Agreement, shall have any rights hereunder or any right of enforcement thereof.

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(vi) Headings; References; Incorporation; Gender. The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. Any exhibit referenced in this Agreement shall be construed to be incorporated in this Agreement. As used in this Agreement, each gender shall be deemed to include the other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

(d) Enforcement.

(i) Applicable Law. This Agreement and the rights and remedies of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of Nevada,

(ii) Consent to Jurisdiction; Service of Process. Any action or proceeding arising out of or relating to this Agreement shall be filed in and heard and litigated solely before the state courts of Las Vegas and located within the Clark County.

(iii) Consent to Specific Performance and Injunctive Relief and Waiver of Bond or Security. Each party acknowledges that Company may, as a result of Elmore’s breach of the covenants and obligations included herein, will sustain immediate and long-term substantial and irreparable injury and damage that cannot be reasonably or adequately compensated by damages at law. Each party agrees that in the event of Elmore’s breach or threatened breach of the covenants and obligations, Company shall be entitled to obtain equitable relief from a court of competent jurisdiction or arbitration without proof of any actual damages that have been or may be caused to Company by such breach or threatened breach and without the posting of bond or other security in connection therewith.

(e) No Assignment of Rights or Delegation of Duties by Elmore. Elmore’s rights and benefits under this Agreement are personal to him and therefore (i) no such right or benefit shall be subject to voluntary or involuntary alienation, assignment or transfer; and (ii) Elmore may not delegate his duties or obligations hereunder.

(f) Notices. Unless otherwise specifically provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called “Notices”) required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail (or international mail) by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the 5th business day following the date mailed). Each party, and their respective counsel, hereby agrees that if Notice is to be given hereunder by such party’s counsel, such counsel may communicate directly with all principals, as required in order to comply with the foregoing notice provisions. Notices shall be addressed to the address hereinabove set forth in the introductory paragraph of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this subparagraph.

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(g) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.

(h) Execution by All Parties Required to be Binding; Electronically Transmitted Documents. This Agreement shall not be construed to be an offer and shall have no force and effect until this Agreement is fully executed by all parties hereto. If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

(SIGNTURE PAGE TO FOLLOW)

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date so noted above and that the parties also acknowledge that by signing this contractual document they have read each Article, Section and Paragraph of the Agreement and hereby fully agree with the same.

Company: The Healing Company Inc.

By:

Lee Larson Elmore
Its: CEO

Lee Larson Elmore

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